UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2005


                           UNION DENTAL HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


 Florida                              000-32563                    650710392
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
    of incorporation)                                        Identification No.)


  1700 University Drive, Suite 200
  Coral Springs, FL                                             33071
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (954) 575-2252



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         (Former name or former address, if changed since last report.)




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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [(17 CFR 240.14d-2(b)]

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [(17 CFR 240.13e-4(c)].

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change if Fiscal
          Year

     Pursuant to the December 28, 2004 reorganization transaction, on March 30, 2005, the Company's Board of Directors elected to change its fiscal year-end from May 31 to December 31. The Company's next periodic filing in accordance with the Securities Exchange Act of 1934, as amended, will be a Form 10-KSB for the transition period from June 1, 2004 to December 31, 2004, to be filed on or before March 31, 2005.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           UNION DENTAL HOLDINGS, INC.


March 30, 2005                  By: /s/ Dr. George D. Green
                                --------------------------------
                              Name: George D. Green
                                Title: President and Chief Executive Officer